--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                          July 24, 2001 (July 13, 2001)



                                LENDINGTREE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                                             25-1795344
          --------                                             ----------
(State or other jurisdiction           000-29215            (I.R.S. Employer
    of incorporation)           Commission File Number   Identification Number)



11115 RUSHMORE DRIVE
CHARLOTTE NC                                                    28277
-------------                                                   -----
(Address of principal executive offices)                        (Zip code)



                                 (704) 541-5351
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS


ON JULY 13, 2001, THE COMPANY AND GE CAPITAL COMMERCIAL SERVICES, INC. ("GE") ENTERED INTO A LOAN AND SECURITY AGREEMENT. UNDER THIS ARRANGEMENT, GE WILL PROVIDE A SENIOR SECURED REVOLVING CREDIT FACILITY OF UP TO $15 MILLION. THE FACILITY HAS A TWO-YEAR TERM AND WILL BE SECURED BY THE COMPANY'S ACCOUNTS RECEIVABLE. AS OF JUNE 30, 2001 THE COMPANY HAD NET ACCOUNTS RECEIVABLE OF $8.5 MILLION. BORROWINGS WILL BE LIMITED TO 85% OF THE ELIGIBLE ACCOUNTS RECEIVABLE FROM PARTICIPANTS IN THE COMPANY'S LENDING EXCHANGE AND WILL BEAR INTEREST AT THE PRIME RATE. THE COMPANY WILL ALSO PAY GE A FEE EQUAL TO 0.115% OF THE ELIGIBLE ACCOUNTS RECEIVABLE ARISING DURING THE TERM OF THE FACILITY. ELIGIBLE ACCOUNTS RECEIVABLE ARE SUBJECT TO SIGNIFICANT FLUCTUATION FROM PERIOD TO PERIOD. CONCURRENT WITH THE CLOSING OF THIS CREDIT FACILITY WITH GE, THE COMPANY TERMINATED ITS REVOLVING CREDIT AGREEMENT WITH THE UNION LABOR LIFE INSURANCE COMPANY ("ULLICO") AND WILL ISSUE ULLICO A WARRANT TO PURCHASE 40,000 SHARES OF COMMON STOCK AT AN EXERCISE PRICE OF $.01 PER SHARE.

ON JULY 23, 2001 THE COMPANY ISSUED A PRESS RELEASE TO ANNOUNCE ITS SECOND QUARTER 2001 FINANCIAL RESULTS. A FULL TEXT OF THE RELEASE IS ATTACHED AS
EXHIBIT 99.

On July 24, 2001 the Company announced that it has accepted the resignation of Dale M. Gibbons from the Company's Board of Directors, effective immediately, following his resignation from Zions Bancorporation. Filling the vacancy on the board will be Zions Bancorporation Executive Vice President, Michael A. DeVico, 40, appointed as a class III director by LendingTree's board at a meeting held on July 13, 2001.

Before his appointment as the executive vice president for operations and information systems for Zions Bancorporation, June 2001, Mr. DeVico was chief executive officer of Xpede, a technology company supporting the financial services industry with enterprise software solutions, Jan 2000 to April 2001. Xpede's technology related assets were recently acquired by a major provider of technology to the financial services industry. Previous to his time at Xpede, Mr. DeVico was with Bank of America, during which time he held positions that included executive vice president for the Integrated eCommerce Strategy and Business Solutions, March 1999 to Jan 2000, executive vice president, Interactive Banking Division, October 1997 to February 1999, and chief executive officer of the bank's Midwest Retail Division from August 1995 to October 1997. Previously, Mr. DeVico also held positions in operations and information systems management at Bankers Trust Company and Chase Manhattan Bank. Mr. DeVico is a graduate of St. John's University where he earned an MBA degree in finance.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired - Not Applicable

(b)      Pro forma financial information - Not Applicable

(c)      Exhibits

         10.1 Loan and Security Agreement dated as of July 13, 2001 between GE Capital Commercial Services, Inc. and LendingTree, Inc.

         10.2 Revolving Credit Note dated as of July 13, 2001 between GE Capital Commercial Services, Inc. and LendingTree, Inc.

         99. Press release of LendingTree, Inc. dated July 23, 2001 announcing second quarter 2001 financial results.

SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       LENDINGTREE, INC.


Date:  July 24, 2001                   By: /s/ Keith B. Hall
       -------------                       -------------------------------------
                                           Keith B. Hall, Senior Vice President,
                                           Chief Financial Officer and Treasurer



                                      -3-